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                                                                    EXHIBIT 99.9


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of QualMark Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles D. Johnston, President & Chief Executive Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company, as of, and for the periods presented in the Report.



/s/ Charles D. Johnston
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Charles D. Johnston
President & Chief Executive Officer
March 27, 2003






In connection with the Annual Report of QualMark Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony A. Scalese, Chief Financial Officer & Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company, as of, and for the periods presented in the Report.



/s/ Anthony A. Scalese
------------------------------------
Anthony A. Scalese
Chief Financial Officer & Principal Accounting Officer
March 27, 2003


A signed original of these written statements required by Section 906 have been
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provided to QualMark Corporation and will be retained by QualMark Corporation
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and furnished to the Securities and Exchange Commission or its staff upon
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request.
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